SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

HPC POS SYSTEM, CORP.

NEVADA	333-149188	26-0857573
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o House of Mohan Corporation 6409 Lake Meadow Drive	22015
(Address of principal executive officers)	(Zip Code)

703-283-9736
(Registrant’s telephone number, including area code)

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events Item 8.01 Other Events.

A Convertible Promissory Note (the “Note”) was entered into between Gary B. Wolff and the Company on May 1, 2009, which Note was subsequently partially assigned by Gary B. Wolff to Dale S. Pearlman on March 13, 2012 in accordance with Unanimous Consent of Company’s directors and thereafter and in accordance with Debt Purchase Agreement dated March 13, 2012, a portion of the $50,000 indebtedness, $5,000 was purchased by Dale S. Pearlman in exchange for 5,000,000 shares of the Company, which upon issuance, will decrease Note to $5,600. See also Forms 8-K as filed November 10, 2009, November 25, 2009, and May 4, 2011, and November 30, 2011 which decreased Note by $8,900, $12,500, $15,000 and $3,000 respectively.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report.

(d)

Exhibits

10.1

Convertible Promissory Note, dated May 1, 2009, as amended

10.2

Board of Directors Resolutions dated March 13, 2012

10.3

Debt Purchase Agreement dated March 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

March 13, 2012

HPC POS SYSTEM, CORP.

(Registrant)

/s/ Melvin C. Coles

By: MELVIN C. COLES, PRESIDENT

3